Federated International Dividend Strategy Portfolio
Portfolio of Investments
July 31, 2019 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.2%
		Australia—2.9%
131,050		Sonic Healthcare Ltd.	$ 2,505,879
		Canada—17.8%
100,935		Emera, Inc.	4,190,966
68,930		Fortis, Inc. / Canada	2,716,880
40,410		TC Energy Corp.	1,978,553
179,171		TELUS Corp.	6,434,031
		TOTAL	15,320,430
		Finland—8.5%
86,550		Elisa Communications Oyj	4,063,405
93,425		Orion Oyj	3,203,151
		TOTAL	7,266,556
		France—12.4%
74,875		BNP Paribas SA	3,479,242
20,898		Danone SA	1,811,853
129,466		Scor SA	5,322,060
		TOTAL	10,613,155
		Germany—13.4%
21,258		Muenchener Rueckversicherungs-Gesellschaft AG	5,124,800
24,720		Siemens AG	2,713,610
74,571		Vonovia SE	3,649,837
		TOTAL	11,488,247
		Hong Kong—2.7%
1,430,575		HKT Trust and HKT Ltd.	2,285,679
		Italy—14.0%
615,128		Enel SpA	4,215,581
624,302		Italgas SpA	3,949,746
629,522		Terna SpA	3,831,319
		TOTAL	11,996,646
		Norway—2.9%
122,800		Telenor ASA	2,488,851
		Singapore—1.9%
670,177		Singapore Telecom Ltd.	1,618,302
		Spain—4.7%
417,517		Iberdrola SA	3,955,900
9,709	[1]	Iberdrola SA	91,991
		TOTAL	4,047,891
		Switzerland—3.7%
12,023		Roche Holding AG	3,219,215
		United Kingdom—13.3%
98,330		Admiral Group PLC	2,586,278
431,825		Amcor PLC, GDR	4,586,060
207,340		BAE Systems PLC	1,378,442

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United Kingdom—continued
215,549	SSE PLC	$ 2,878,584
	TOTAL	11,429,364
	TOTAL COMMON STOCKS (IDENTIFIED COST $79,933,982)	84,280,215
	TOTAL INVESTMENTS—98.2% (IDENTIFIED COST $79,933,982)	84,280,215
	OTHER ASSETS AND LIABILITIES - NET—1.8%[2]	1,545,482
	TOTAL NET ASSETS—100%	$ 85,825,697
1	Non-income producing security.
2	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at July 31, 2019.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of July 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$19,906,490	$64,373,725	$—	$84,280,215
TOTAL SECURITIES	$19,906,490	$64,373,725	$—	$84,280,215
The following acronym is used throughout this portfolio:
GDR	—Global Depositary Receipt
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